AMENDMENT NO. 1 TO

                 GRANT OF EXCLUSIVE MANUFACTURING RIGHTS


     THIS AMENDMENT NO. 1 is made as of the 1st day of October, 1998 (this "Amendment"), between FAMOUS VALUE BRANDS, a division of PHILIP MORRIS INCORPORATED, a Virginia corporation with offices at 120 Park Avenue, New York, New York 10017 ("Manufacturer"), and AMCON DISTRIBUTING COMPANY, a Delaware corporation with offices at 10228 L Street, Omaha, Nebraska 68127 (together with its successors, permitted assigns and affiliates, "Grantor").

                          PRELIMINARY STATEMENTS

     A. Manufacturer and Grantor entered into that certain Grant of Exclusive Manufacturing Rights dated as of October 1, 1993 (the "Grant Agreement"), providing for, among other things, Grantor to grant and convey to Manufacturer exclusive rights to manufacture for Grantor any and all proprietary private label brand cigarettes for sale and distribution in the United States, including cigarettes utilizing the trademark(s) and package designs identified on EXHIBIT A attached thereto.

     B. Manufacturer and Grantor desire to amend certain provisions of the Grant Agreement as more particularly described herein, and to continue the Grant Agreement, as amended hereby, the Private Label Manufacturing Agreement, dated as of October 1, 1993, as amended by Amendment No. 1 dated as of the date hereof, between Manufacturer and Grantor (the "Private Label Manufacturing Agreement"), and the Amended and Restated Trademark License Agreement, dated as of October 1, 1993, as amended by Amendment No. 1 dated as of the date hereof, between Manufacturer and Grantor (the "Amended and Restated Trademark License Agreement"), in full force and effect on the terms contained therein and herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:
                                 ARTICLE I

                                AMENDMENTS

     SECTION 1.1 AMENDMENT TO SECTION 1.1. The Grant Agreement is hereby amended by deleting Section 1.1 thereof in its entirety and inserting in lieu thereof the following new Section 1.1:

               "SECTION 1.1 GRANT OF EXCLUSIVE MANUFACTURING RIGHTS.
         Subject to the terms and provisions of Section 2.1(b), Grantor does hereby grant, sell, convey, transfer, assign and deliver to Manufacturer and its successors and assigns, free and clear of all liens, charges, claims, encumbrances or rights or interests of third parties of any nature and description whatsoever, exclusive rights to manufacture all and any private label brand cigarettes bearing the trademarks or any other trademarks or trade names owned, used or licensed now or hereafter by the Grantor ("Private Label Products") for a period commencing on the date hereof and continuing until the expiration of the Initial Term. (as defined in Section 4.1) or any later date to which this Agreement is extended pursuant to Section 4.1 hereof."

     SECTION 1.2 AMENDMENT TO SECTION 1.2. The Grant Agreement is hereby amended by deleting the words "Section 4.2(b) or" from the fourth sentence appearing in Section 1.2.

     SECTION 1.3 AMENDMENT TO SECTION 1.3. The Grant Agreement is hereby amended by deleting Section 1.3 in its entirety and inserting in lieu thereof the following new Section 1.3:

               "SECTION 1.3 EXCLUSIVE RELATIONSHIPS.
         Grantor has advised Manufacturer, and Manufacturer acknowledges, that Grantor has certain pre-existing agreements pursuant to which certain Private Label Products listed on Schedule A hereto (as the same may be amended or supplemented from time to time with the consent of the parties) are manufactured for and sold exclusively by Grantor within certain prescribed geographical areas to retail and wholesale customers (as and to the extent the same are in effect on the date hereof, the "Pre-existing Agreements"). Manufacturer hereby grants the Grantor, effective as of the date Grantor acquired such rights under the Pre-existing Agreements, a license and interest in the exclusive manufacturing rights granted to Manufacturer hereby, for a period equal to the applicable term of each Pre-existing Agreement. Manufacturer further agrees that the exercise of the Grantor's rights and the performance of the Grantor's obligations under the Pre-existing Agreements shall not constitute a breach of any provision of this Agreement or entitle Manufacturer to reduce Manufacturer's Annual Payment pursuant to
         Section 1.2. Except as expressly contemplated by this Section 1.3, Grantor will not enter into any agreements, arrangements or understandings with respect to the exclusive distribution within any regional or national geographic area within the United States of any brand of cigarettes manufactured by any manufacturer other than Manufacturer, and Grantor hereby represents to Manufacturer that Grantor is not on the date hereof a party to any such agreements, arrangements or understandings. Without limiting the generality of the foregoing, Grantor will only distribute Private Label Products manufactured by Manufacturer, other than Private Label Products that Manufacturer has declined to manufacture pursuant to the terms of this Agreement. For purposes of this Agreement, Private Label Products shall also include without limitation any private label brand cigarettes for which Grantor becomes the supplier to two or more competing retail customers."

     SECTION 1.4 AMENDMENT TO SECTION 4.1. The Grant Agreement is hereby amended by deleting Section 4.1 in its entirety and inserting in lieu thereof the following new Section 4.1:

               "SECTION 4.1 TERM. Unless earlier terminated pursuant to
          Section 4.2 of this Agreement, this Agreement shall continue for an initial term (the "Initial Term") of eight (8) years following the date of this Agreement, beginning on October 1, 1993 and ending on September 30, 2001, and thereafter this Agreement shall continue in effect upon the same terms and conditions for one or more additional one-year periods (each a "Renewal Period") unless, at least ninety (90) days prior to the end of the Initial Term, or any successive Renewal Period, either party provides the other with written notice of its intent not to renew this Agreement."

     SECTION 1.5 AMENDMENT TO SECTION 4.2. The Grant Agreement is hereby amended by deleting clause (3) of paragraph (a) of Section 4.2 in its entirety and by deleting paragraph (b) of section 4.2 in its entirety.

     SECTION 1.6 AMENDMENT TO SECTION 4.3. Section 4.3 of the Grant Agreement is hereby amended as follows:

          (a) By replacing the reference in clause (1) of Section 4.3(a) to "thirty (30)" with a reference to "sixty (60)";

          (b) By deleting the words "the expiration of the Non-Exclusive Period" in the fourth sentence of Section 4.3(a) and inserting in lieu thereof "delivery to Manufacturer of the Offer;" and

          (c) By deleting the words "which is thirty (30) days following the Scheduled Expiration Date" appearing at the end of the penultimate sentence in Section 4.3(a).


                                 ARTICLE II

                            GENERAL PROVISIONS

     SECTION 2.1 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (other than the choice of law provisions thereof).

     SECTION 2.2 ENTIRE AGREEMENT. The Grant Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter hereof and supercedes all prior and contemporaneous agreements, contracts, negotiations and understandings between them (other than the Private Label Manufacturing Agreement and the Amended and Restated Trademark License Agreement). This Agreement does not constitute a waiver or the relinquishment of any right, claim or interest of the parties other than those based on facts and circumstances known to the parties.

     SECTION 2.3 NO FURTHER MODIFICATION. The Grant Agreement, the Private Label Manufacturing Agreement and the Amended and Restated Trademark License Agreement shall remain in full force and effect on the terms and conditions contained therein and herein. The Grant Agreement shall not be deemed to be amended, modified or supplemented in any respect except as expressly set forth in this Amendment. For purposes of this Amendment, each of the representations and warranties of Manufacturer in Section 3.1 of the Grant Agreement shall be deemed to be made by Manufacturer on and as of the date hereof, and each of the representations and warranties of Grantor in Section 3.2 of the Grant Agreement shall be deemed to be made by Grantor on and as of the date hereof.

     SECTION 2.4 SEVERABILITY. If any provision of this Amendment is determined to be invalid or unenforceable, the provision shall be deemed to be severable from the remainder of this Amendment and shall not cause the invalidity or unenforceability of the remainder of this Amendment.

     SECTION 2.5 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, this Amendment No. 1 to the Grant Agreement has been duly executed as of the date first above written.


FAMOUS VALUE BRANDS,
a division of
PHILIP MORRIS INCORPORATED,
a Virginia corporation

By: Norma Suter
    -----------
    Name: Norma Suter
    Title: VP Marketing, Discount Brands
    Dated: 6/28/98


AMCON DISTRIBUTING COMPANY

By: Kathleen M. Evans
    -----------------
    Name: Kathleen M. Evans
    Title: President
    Dated: 6/25/98






                               SCHEDULE A


"EAGLE"
"VEGAS"
"BUZ"
"GUNSMOKE"
Tabacalera's "FIRST CLASS" and "ULTRA BUY"








                                AMENDMENT NO. 1 TO

                     PRIVATE LABEL MANUFACTURING AGREEMENT


     THIS AMENDMENT NO. 1 is made as of the 1st day of October, 1998 (this "Amendment"), between FAMOUS VALUE BRANDS, a division of PHILIP MORRIS INCORPORATED, a Virginia corporation with offices at 120 Park Avenue, New York, New York 10017 ("Manufacturer"), and AMCON DISTRIBUTING COMPANY, a Delaware corporation with offices at 10228 L Street, Omaha, Nebraska 68127 (together with its successors, permitted assigns and affiliates, "Customer").

                          PRELIMINARY STATEMENTS

     A. Manufacturer and Customer entered into that certain Private Label Manufacturing Agreement dated as of October 1, 1993 (the "Manufacturing Agreement"), providing for, among other things, Manufacturer to manufacture and sell to Customer certain private label brand cigarettes utilizing the Trademarks (as defined in the Manufacturing Agreement).

     B. Manufacturer and Customer desire to amend certain provisions of the Manufacturing Agreement as more particularly described herein, and, except as amended hereby, the Manufacturing Agreement shall continue in full force and effect on the terms contained therein and herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                 ARTICLE I

                                AMENDMENTS

     SECTION 1.1 AMENDMENT TO SECTION 1.4. The Manufacturing Agreement is hereby amended by deleting Section 1.4 in its entirety and inserting in lieu thereof the following new Section 1.4:

               "SECTION 1.4 FORCE MAJEURE. Manufacturer's obligation to manufacture and deliver the Products under this Agreement shall be to use its reasonable efforts to satisfy the requirements of Customer for the Products. Without limiting the generality of the preceding sentence, this Agreement shall not require that Manufacturer produce any packing of the Products which is uneconomical for Manufacturer to produce due to the unreasonably low level of sales of such packing relative to other Products. Furthermore, without limiting the generality of the foregoing or other provisions in this Agreement with respect to the limitation of Manufacturer's obligations or liabilities hereunder, Manufacturer shall have no obligation or liability for satisfying the requirements of Customer or any Associate Distributor, and shall have no liability for the consequences of (including without limitation for consequential damages for) any failure to perform, or default in performing, any of its obligations under this Article I of this Agreement if that failure arises out of, is based upon or results from Force Majeure (as defined below). For purposes of this Agreement, "Force Majeure" shall mean war (whether declared or not); revolution; invasion; insurrection; riot; civil commotion; mob violence; sabotage; blockade; military or usurped power; lightning; serious destruction; explosion; fire; storm; high winds; drought or other shortage of water; flood; earthquake; strike; labor disturbances; acts or restraints of governmental or quasi-governmental authorities (including any changes in applicable laws and regulations); or any act of God beyond the control of the Manufacturer. To the extent that a Force Majeure condition or conditions exists which prevents Manufacturer from manufacturing and delivering to Customer its full requirement of the Products, Customer shall have the right to purchase such Products from other manufacturers for so long as Manufacturer is unable to fulfill Customer's requirements for Products under this Agreement."

     SECTION 1.2 AMENDMENT TO SECTION 3.1. The Manufacturing Agreement is hereby amended by deleting Section 3.1 thereof in its entirety and inserting in lieu thereof the following new Section 3.1:

               "SECTION 3.1 TERM. This Agreement shall continue for an initial term (the "Initial Term") of eight (8) years following the date of this Agreement, beginning on October 1, 1993 and ending on September 30, 2001. Following the Initial Term, this Agreement shall continue in effect upon the same terms and conditions for one or more additional one-year periods (each "Renewal Period") unless, at least ninety (90) days prior to the end of the Initial Term, or any successive Renewal Period, either party provides the other with written notice of its intent not to renew this Agreement. Notwithstanding the foregoing, this Agreement shall be extended to any Extended Expiration Date (as defined in the Grant of Exclusive Manufacturing Rights, dated the date hereof (the "Grant Agreement"), between Manufacturer and Customer)."

     SECTION 1.3 AMENDMENT TO SECTION 3.2. The Manufacturing Agreement is hereby amended by deleting Section 3.2 in its entirety and inserting in lieu thereof the following new Section 3.2:

               "SECTION 3.2 OBLIGATION OF CUSTOMER UPON TERMINATION. Upon termination of this Agreement, Customer and Manufacturer shall negotiate in good faith the costs and expenses, if any, to be borne by Customer that are or have been incurred by the Manufacturer with regard to finished and unfinished Product and packaging inventory; provided that, Manufacturer shall be entitled to sell and dispose of all such finished and unfinished Product and packaging inventory that Customer shall not have agreed to purchase from Manufacturer."


                                 ARTICLE II

                            GENERAL PROVISIONS

     SECTION 2.1 NO FURTHER MODIFICATION. The Manufacturing Agreement shall remain in full force and effect and shall not be deemed to be amended, modified or supplemented in any respect except as expressly set forth in this Amendment. For purposes of this Amendment, each of the representations and warranties of Manufacturer in Section 2.1 of the Manufacturing Agreement shall be deemed to be made by Manufacturer on and as of the date hereof, and each of the representations and warranties of Customer in Section 2.2 of the Manufacturing Agreement shall be deemed to be made by Customer on and as of the date hereof.

     SECTION 2.2 SEVERABILITY. If any provision of this Amendment is determined to be invalid or unenforceable, the provision shall be deemed to be severable from the remainder of this Amendment and shall not cause the invalidity or unenforceability of the remainder of this Amendment.

     SECTION 2.3 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (other than the choice of law provisions thereof).

     SECTION 2.4 ENTIRE AGREEMENT. The Manufacturing Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the Products (as defined in the Manufacturing Agreement) and supersedes all prior and contemporaneous agreements, contracts, negotiations and understandings between them (other than the Grant of Exclusive Manufacturing Rights, dated as of October 1, 1993, between Manufacturer and Customer, as Amended by Amendment No. 1 dated the date hereof, and the Amended and Restated Trademark License Agreement, dated as of October 1, 1993, between Manufacturer and Customer, as amended by Amendment No. 1 dated the date hereof).

     SECTION 2.5 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



     IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the date first above written.


FAMOUS VALUE BRANDS,
a division of
PHILIP MORRIS INCORPORATED,
a Virginia corporation

By: Norma Suter
    -----------
    Name: Norma Suter
    Title: VP Marketing, Discount Brands
    Dated: 6/28/98


AMCON DISTRIBUTING COMPANY

By: Kathleen M. Evans
    -----------------
    Name: Kathleen M. Evans
    Title: President
    Dated: 6/25/98







                                AMENDMENT NO.1 TO

                               AMENDED AND RESTATED

                           TRADEMARK LICENSE AGREEMENT


     THIS AMENDMENT NO. 1 is made as of the 1st day of October, 1998 (this "Amendment"), between FAMOUS VALUE BRANDS, a division of PHILIP MORRIS INCORPORATED, a Virginia corporation with offices at 120 Park Avenue, New York, New York 10017 ("Manufacturer"), and AMCON DISTRIBUTING COMPANY, a Delaware corporation with offices at 10228 L Street, Omaha, Nebraska 68127 (together with its successors, permitted assigns and affiliates, "AMCON").

     WHEREAS, this Amendment is an amendment to that certain Amended and Restated Trademark and License Agreement, dated as of October 1, 1993 (the "Amended and Restated Trademark and License Agreement"), between Manufacturer and AMCON.

     NOW, THEREFORE, Manufacturer and AMCON agree as follows:

                                 ARTICLE I

                                AMENDMENTS

     SECTION 1.1 AMENDMENT TO SECTION 2. The Amended and Restated Trademark and License Agreement is hereby amended by deleting Section 2 thereof in its entirety and inserting in lieu thereof the following new Section 2:



     THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.



SECTION 1.2 AMENDMENT TO SECTION 4. The Amended and Restated Trademark License Agreement is hereby amended by deleting Section 4 thereof in its entirety and inserting in lieu thereof the following Section 4:

               "4. The term of this Agreement shall be for an initial term (the "Initial Term") of eight (8) years following the date of this Agreement, beginning on and as of October 1, 1993 and ending on and as of September 30, 2001. Not withstanding the foregoing, this Agreement shall be extended to any Extended Expiration Date (as defined in the Grant of Exclusive Manufacturing Rights, dated the date hereof (the "Grant Agreement"), between Manufacturer and AMCON). Following the Initial Term, this Agreement shall continue in effect upon the same terms and conditions for one or more additional one-year periods (each a "Renewal Period") unless, at least ninety (90) days prior to the end of the Initial Term, or any successive Renewal Period, either party provides the other with written notice of its intent not to renew this Agreement. This Agreement may also be terminated in its entirety upon not less than thirty (30) days' written notice by either party if the other is in material breach of any provision hereof not cured within ten (10) days of written notice of such breach. Upon any expiration or termination of this Agreement, Manufacturer shall have the right to exhaust, in the ordinary course of business, its existing stock of cigarettes bearing the Trademark, unless such stock is otherwise disposed of in accordance with the Manufacturing Agreement."



                              ARTICLE II

                         GENERAL PROVISIONS

     SECTION 2.1 NO FURTHER MODIFICATION. The Amended and Restated Trademark License Agreement shall remain in full force and effect on the terms and conditions contained therein and herein, and shall not be deemed to be amended, modified or supplemented in any respect except as expressly set forth in this Amendment.

     SECTION 2.2 SEVERABILITY. If any provision of this Amendment is determined to be invalid or unenforceable, the provision shall be deemed to be severable from the remainder of this Amendment and shall not cause the invalidity or unenforceability of the remainder of this Amendment.

     SECTION 2.3 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the state of New York (other than the choice of law provisions thereof).

     SECTION 2.4 ENTIRE AGREEMENT. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF the parties have duly executed this Amendment as of the date first set out above.


FAMOUS VALUE BRANDS,
a division of
PHILIP MORRIS INCORPORATED,
a Virginia corporation


By: Norma Suter
    -----------
    Name: Norma Suter
    Title: VP Marketing, Discount Brands
    Dated: 6-28-98

AMCON DISTRIBUTING COMPANY

By: Kathleen M. Evans
    ------------------
    Name: Kathleen M. Evans
    Title: President
    Dated: 6-25-98




                          SCHEDULE A



     THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.